GREENTREE SOFTWARE, INC.

                         REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT, dated as of April 23, 1996, among Greentree Software, Inc., a New York corporation (the "Company"), and the other Persons identified on the signature pages hereto.

                               W I T N E S S E T H:

     WHEREAS, the Company is offering to sell to prospective investors, in a private placement (the "Private Placement"), up to 1,666,667 shares of Common Stock, $.04 par value per share (the "Common Stock"), upon the terms and conditions described in the Company's private placement memorandum relating to the Private Placement (the "Private Placement Memorandum");

     WHEREAS, the Company has engaged Wm Smith Securities, Inc., a Colorado corporation (the "Placement Agent"), to offer and sell on behalf of the Company, on a best efforts basis, the shares of Common Stock proposed to be sold by the Company pursuant to the Private Placement;

     WHEREAS, as partial consideration for the Placement Agent's services, the Company has agreed to issue to the Placement Agent a warrant (the "Placement Agent Warrant") to purchase a number of shares of the Company's Common Stock, which number will be determined on a formula basis as provided in the Placement Agent Warrant; and

     WHEREAS, in order to induce the Holders to purchase shares of Common Stock in the Private Placement and in order to induce the Placement Agent to accept the Placement Agent Warrant as partial consideration for the Placement Agent's services, the Company has agreed to provide certain registration rights to the Holders and to the Placement Agent upon the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings:

     "Commission" shall mean the Securities and Exchange Commission.

     "Mandatory Registration" shall have the meaning assigned to such term in
Section 3 hereof.

     "Holder" shall mean a Person who is the owner of Registrable Securities.

     "Person" shall mean an individual, partnership, corporation, business trust, joint state company trust, unincorporated organization, joint venture, a government authority or other entity of whatever nature.

     "Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments to the Registration Statement of which such Prospectus is a part, and all material incorporated by reference in such Prospectus.

     "Registrable Securities" shall mean the Securities, but only so long as they remain Restricted Securities.

     "Registration Expenses" shall have the meaning ascribed thereto in Section 7 hereof.

     "Registration Statement" means any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits, and all material incorporated by reference in such Registration Statement.

     "Restricted Securities" means the Registrable Securities unless and until, in the case of any such Registrable Security, (i) it has been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it, or (ii) it is eligible for distribution to the public pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act.

     "Securities" shall mean the Common Stock issued to the parties to this Agreement pursuant to the Private Placement or upon exercise of the Placement Agent Warrant.

     "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     2. Securities Subject to this Agreement. The Securities entitled to the benefits of this Agreement are the Registrable Securities.

     3. Mandatory Registration.

     (a) Mandatory Registration. Subject to the provisions of this Section, no later than May 15, 1996, the Company will file with the Commission an appropriate Registration Statement, registering under and in accordance with the provisions of the Securities Act of all of the Registrable Securities (a "Mandatory Registration"). The Company may include in any Registration Statement to be filed pursuant to this Section 3 additional shares of Common Stock for sale for its own account or for the account of any other person and specifically will include the shares of Common Stock sold in the two recent previous private placements of the Company and the shares underlying the warrants issued to the Placement Agent. Upon filing the registration statement pursuant to the Mandatory Registration, the Company will respond, and direct its counsel to respond, as quickly as possible to any and all further requirements or conditions required by the Commission in order for such Registration Statement to be declared effective.

     (b) Holdback. Each Holder agrees that if the Company determines that there are material developments which the Company determines require the filing of a post-effective amendment to the Registration Statement or supplement to the Prospectus, then each Holder agrees to refrain from selling any Registrable Securities until such post-effective amendment is declared effective or such supplement is filed with the Commission. The Company agrees that it will file, or cause to be filed, any such post-effective amendment or supplement within 60 days of the occurrence of any such material development(s).

     (c) Limitations, Conditions and Qualifications. The obligations of the Company to cause the Registrable Securities to be registered under the Securities Act pursuant to this Section 3 are subject to the following limitation:

     The Company, by act of its Board of Directors, shall be entitled to postpone for up to 30 days the Mandatory Registration filing or effectiveness of any

Registration Statement otherwise required to be prepared and filed by it pursuant to Section 3(a) if the Board of Directors of the Company determines, in its reasonable judgment, that the Company is in possession of material information that has not been disclosed to the public and the Board of Directors of the Company reasonably deems it to be advisable not to disclose such information at such time in a registration statement. However, the Company shall be entitled to only two such postponements.

     4. "Piggyback" Registration. Whenever the Company proposes to register any of its Common Stock under the Securities Act, other than pursuant to the Mandatory Registration pursuant to Section 3(a) or a registration statement on Form S-4 or Form S-8 or similar or successor forms, the Company shall, each such time, give to the Holders written notice of its intent to do so. Upon the written request of any Holder within twenty (20) days after the giving of any such notice by the Company, the Company shall use its best efforts to cause to be included in such registration up to fifty (50%) percent of the Registrable Securities owned by such selling Holder, to the extent requested to be registered; provided that (i) such selling Holder agrees to sell its shares of Common Stock in the same manner and on the same terms and conditions as the other shares of Common Stock which the Company proposes to register and (ii) if the registration is to include shares of Common Stock to be sold for the account of the Company, the proposed managing underwriter does not advise the Company that, in its opinion, the inclusion of such selling Holders' shares of Registrable Securities (without any reduction in the number of shares to be sold for the account of the Company) is likely to affect adversely the success of the offering or the price the Company would receive for any shares of Common Stock offered by it pursuant thereto, in which case the Shares proposed to be included by the selling Holders will be reduced (on a pro rata basis), according to the total number of shares of Registrable Securities owned by such selling Holders, or in such other proportions as shall mutually be agreed to by such selling Holders, to such number which the Company is advised can be sold in such offering without adversely affecting the success of the offering or the price the Company would receive for any shares of Common Stock.

     5. Information. Upon making a request pursuant to Section 4, the Holders shall specify the number and shares of Common Stock to be registered. The Company may require the Holders to furnish to the Company such information regarding themselves and the distribution of Registrable Securities as the Company may from time to time reasonably request in writing in order to comply with the Securities Act. The Holders agree to notify the Company as promptly as practicable of any inaccuracy or change in information they have previously furnished to the Company.

     6. Registration Procedures. If and when the Company is required by the provisions of Sections 3 or 4 to effect a registration under the Securities Act, the Company will, at its expense, as expeditiously as practicable, subject to the provisions of Section 3(d) hereof:

        (a) In accordance with the Securities Act and the rules and regulations of the Commission, prepare and file with the Commission a Registration Statement in the form of registration statement appropriate with respect to the Registrable Securities and use its best efforts to cause such Registration Statement to become and remain continuously effective until all of the Registrable Securities covered by such Registration Statement have been sold in accordance with the intended methods of disposition of the seller or sellers set forth in such Registration Statement, but in no event for longer than five years from the date of the issuance of such Registrable Securities, and prepare and file with the Commission such amendments to such Registration Statement and supplements to the Prospectus contained therein as may be necessary to keep such Registration Statement effective and such Registration Statement and Prospectus accurate and complete during such period;

        (b) Furnish to the Holders participating in such registration such reasonable number of copies of the Registration Statement and Prospectus and such other documents as such Holders may reasonably request in order to facilitate the public offering of the Registrable Securities;

        (c) Use its best efforts to register or qualify the Common Stock covered by such Registration Statement under such state securities or blue sky laws of such jurisdictions as such Holders may reasonably request, provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to subject itself to taxation in connection with any such registration or qualification of such Common Stock;

        (d) Notify the Holders participating in such registration, promptly after it shall receive notice thereof, of the date and time when such Registration Statement and each post-effective amendment thereto has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed;

        (e) Notify the Holders participating in such registration promptly of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus or for additional information;

        (f) Prepare and file with the Commission, promptly upon the request of any Holder participating in such registration, the Registration Statement and any amendments or supplements to such Registration Statement or Prospectus which, in the reasonable opinion of counsel for such Holders is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Common Stock by such Holders or to otherwise comply with the requirements of the Securities Act and such rules and regulations;

        (g) Prepare and promptly file with the Commission and promptly notify the Holders participating in such registration of the filing of such amendments or supplements to such Registration Statement or Prospectus as may be necessary to correct any statements or omissions if, at the time when a Prospectus relating to such Common Stock is required to be delivered under the Securities Act, any event has occurred as the result of which any such Prospectus or any other Prospectus then in effect may include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

        (h) Advise the Holders participating in such registration, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

        (i) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to the Company's security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act, no later than forty-five (45) days after the end of any twelve (12) month period (or ninety (90) days, if such a period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of a Registration Statement.

     7. Expenses of Registration. All expenses of the Company incident to the Company's performance of or compliance with the provisions of Sections 3, 4, 5 and 6 of this Agreement shall be borne by the Company including without limitation:

     (a) All registration and filing fees;

     (b) Fees and expenses of compliance with all securities or blue sky laws (including fees and disbursements of counsel for the Company in connection with blue sky qualifications of the Registrable Securities; provided, however, that the Company shall not be required to consent to general service of process or qualify as a foreign corporation in any such state);

     (c) Printing, messenger, telephone and delivery expenses; and

     (d) Fees and disbursements of counsel for the Company and its independent auditors.

     Nothing in this Section 7 shall be deemed to require the Company to pay or bear any expenses of any Holder's attorneys or accountants or any other personal expenses or any underwriting discounts, selling commissions or similar fees if such registration results in an underwritten public offering of all or any portion of the Registrable Securities.

     8. Indemnification and Contribution.

     (a) Indemnification by the Company. Whenever, pursuant to Sections 3 or 4, a Registration Statement relating to the Registrable Securities is filed under the Securities Act, the Company will (except as to matters covered by Section 8(b) hereof) indemnify and hold harmless each Holder participating in the registration, each of their officers, directors and employees, and each person, if any, who controls any such Person (collectively, the "Holder Indemnitees" and, individually, a "Holder Indemnitee"), against any losses, claims, damages or liabilities, joint or several, to which such Holder Indemnitees may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, or Prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Holder Indemnitee for all legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action.

     (b) Indemnification by Holders. Each Holder participating in any registration will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement and each other person, if any, who controls the Company, within the meaning of the Securities Act (collectively, the "Company Indemnitees" and, individually, a "Company Indemnitee") and each other Holder Indemnitee against all losses, claims, damages or liabilities, joint or several, to which any of the Company Indemnitees or the other Holder Indemnitees may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, or Prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only if, and to the extent that, such statement or omission was in reliance upon and in conformity with written information furnished to the Company by such Holder specifically for use in the preparation thereof, and will reimburse each Company Indemnitee and each other Holder Indemnitee for all legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action.

     (c) Indemnification Procedures. Promptly after receipt by a Holder Indemnitee or a Company Indemnitee (collectively, "Indemnitees" and, individually, an "Indemnitee") under Section 8(a) or 8(b) hereof of notice of the commencement of any action, such Indemnitee will, if a claim in respect thereof is to be made against the indemnifying party under such clause, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any Indemnitee otherwise than under such clauses. In case any such action shall be brought against any Indemnitee, and such Indemnitee shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such Indemnitee, and after notice from the indemnifying party to such Indemnitee of its election to assume the defense thereof, the indemnifying party shall not be liable to such Indemnitee under such clause for any legal or other expenses subsequently incurred by such Indemnitee in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Indemnitee shall have the right to employ one counsel to represent such Indemnitee if, in the reasonable judgment of such Indemnitee, it is advisable for such party to be represented by separate counsel because separate defenses are available, or because a conflict of interest exists between such indemnified and indemnifying party in respect of such claim, and in that event the fees and expenses of such separate counsel shall be paid by the indemnifying party. Notwithstanding the foregoing, if the Company is an Indemnitee, the Company shall designate the one counsel, and in all other circumstances, the one counsel shall be designated by a majority in interest based upon the Registrable

Securities of the Indemnitees. For purposes of this Section 8, the terms "control," and "controlling person" have the meanings which they have under the Securities Act.

     (d) Contribution. If for any reason the foregoing indemnity is unavailable, or is insufficient to hold harmless an Indemnitee, then the indemnifying party shall contribute to the amount paid or payable by the Indemnitee as a result of such losses, claims, damages, liabilities or expenses (I) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the Indemnitee on the other from the registration or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, or provides a lesser sum to the Indemnitee than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the Indemnitee on the other but also the relative fault of the indemnifying party and the Indemnitee as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     9. Amendment and Modification. This Agreement may be amended, modified or supplemented in any respect only by written agreement by the Company and the Holders of a majority of the issued and outstanding Registrable Securities.

     10. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of law principles thereof.

     11. Invalidity of Provision. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

     12. Notices. All notices and other communications hereunder shall be in writing and, unless otherwise provided herein, shall be deemed duly given upon receipt if delivered personally, sent by facsimile transmission, sent by express courier, or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses or (at such other address for the party as shall be specified by like notice):

     (a) If to the Company:

       Greentree Software, Inc.
       2801 Fruitville Road,
       Suite 180
       Sarasota, FL 34237
       Attn: John J. Medico, President

       with a copy to:

       Bingham, Dana & Gould
       150 Federal Street
       Boston, MA 02110
       Attn: Victor J. Paci, Esq.

     (b) If to a Holder, as listed on Schedule A or as such Holder shall designate to the Company in writing.

     13. Headings; Execution in Counterparts. The headings and captions contained herein are for convenience of reference only and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

     14. Entire Agreement. This Agreement, including any exhibits hereto and the documents and instruments referred to herein and therein, embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     15. Attorneys' Fees. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover such reasonable attorney's fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled as may be ordered in connection with such proceeding.

     16. Transferability Of Rights. Notwithstanding anything in this Agreement to the contrary, none of the rights of any Holder under this Agreement shall be transferred or assigned to any person unless (i) such person becomes the registered holder, in the books of the Company, of such Holder's Shares, and
(ii) such person agrees to become a party to, and bound by all of the terms and conditions of, this Agreement.

IN WITNESS WHEREOF, this Agreement has been signed by each of the parties hereto as this 23rd day of April, 1996.

                    GREENTREE SOFTWARE, INC.

                    By: /s/ John J. Medico
                        -----------------------
                        John J. Medico
                        President

                                 SIGNATURE PAGE
                                       TO
                         REGISTRATION RIGHTS AGREEMENT

     Reference is hereby made to that certain Registration Rights Agreement, dated as of April 23, 1996, among Greentree Software, Inc., a New York corporation (the "Company"), and the Holders parties thereto, as amended and in effect from time to time (the "Registration Rights Agreement").

     The undersigned hereby agrees that, from and after the date that the Company countersigned this Signature Page in the space provided therefor below, the undersigned shall become a party to the Registration Rights Agreement. This Signature Page shall take effect and shall become a part of the Registration Rights Agreement immediately upon execution by the undersigned and the Company.

     Executed under seal as of the date set forth below under the laws of the Commonwealth of Massachusetts.


                         Signature: /s/ Raymond Scott
                                    ----------------------
                         Name: Raymond Scott
                               ---------------------------

Accepted:

GREENTREE SOFTWARE, INC.

By: /s/ John J. Medico
    ----------------------------
Date: April 23, 1996
      -------------------

                                 SIGNATURE PAGE
                                       TO
                         REGISTRATION RIGHTS AGREEMENT

     Reference is hereby made to that certain Registration Rights Agreement, dated as of April 23, 1996, among Greentree Software, Inc., a New York corporation (the "Company"), and the Holders parties thereto, as amended and in effect from time to time (the "Registration Rights Agreement").

     The undersigned hereby agrees that, from and after the date that the Company countersigned this Signature Page in the space provided therefor below, the undersigned shall become a party to the Registration Rights Agreement. This Signature Page shall take effect and shall become a part of the Registration Rights Agreement immediately upon execution by the undersigned and the Company.

     Executed under seal as of the date set forth below under the laws of the Commonwealth of Massachusetts.


                         Signature: /s/ David W. Stutz
                                    ----------------------
                         Name: David W. Stutz
                               ---------------------------

Accepted:

GREENTREE SOFTWARE, INC.

By: /s/ John J. Medico
    ----------------------------
Date: April 23, 1996
      -------------------

                                 SIGNATURE PAGE
                                       TO
                         REGISTRATION RIGHTS AGREEMENT

     Reference is hereby made to that certain Registration Rights Agreement, dated as of April 23, 1996, among Greentree Software, Inc., a New York corporation (the "Company"), and the Holders parties thereto, as amended and in effect from time to time (the "Registration Rights Agreement").

     The undersigned hereby agrees that, from and after the date that the Company countersigned this Signature Page in the space provided therefor below, the undersigned shall become a party to the Registration Rights Agreement. This Signature Page shall take effect and shall become a part of the Registration Rights Agreement immediately upon execution by the undersigned and the Company.

     Executed under seal as of the date set forth below under the laws of the Commonwealth of Massachusetts.


                         LITTLE WING, L.P.

                         By: Quillcap Corporation, General Partner

                             By: /s/ Parker Quillen, President
                             ---------------------------------
                             Parker Quillen, President

Accepted:

GREENTREE SOFTWARE, INC.

By: /s/ John J. Medico
    ----------------------------
Date: April 23, 1996
      -------------------

                                 SIGNATURE PAGE
                                       TO
                         REGISTRATION RIGHTS AGREEMENT

     Reference is hereby made to that certain Registration Rights Agreement, dated as of April 23, 1996, among Greentree Software, Inc., a New York corporation (the "Company"), and the Holders parties thereto, as amended and in effect from time to time (the "Registration Rights Agreement").

     The undersigned hereby agrees that, from and after the date that the Company countersigned this Signature Page in the space provided therefor below, the undersigned shall become a party to the Registration Rights Agreement. This Signature Page shall take effect and shall become a part of the Registration Rights Agreement immediately upon execution by the undersigned and the Company.

     Executed under seal as of the date set forth below under the laws of the Commonwealth of Massachusetts.


                         Signature: /s/ John W. Walker
                                    ----------------------
                         Name: John W. Walker
                               ---------------------------

Accepted:

GREENTREE SOFTWARE, INC.

By: /s/ John J. Medico
    ----------------------------
Date: April 23, 1996
      -------------------

                                 SIGNATURE PAGE
                                       TO
                         REGISTRATION RIGHTS AGREEMENT

     Reference is hereby made to that certain Registration Rights Agreement, dated as of April 23, 1996, among Greentree Software, Inc., a New York corporation (the "Company"), and the Holders parties thereto, as amended and in effect from time to time (the "Registration Rights Agreement").

     The undersigned hereby agrees that, from and after the date that the Company countersigned this Signature Page in the space provided therefor below, the undersigned shall become a party to the Registration Rights Agreement. This Signature Page shall take effect and shall become a part of the Registration Rights Agreement immediately upon execution by the undersigned and the Company.

     Executed under seal as of the date set forth below under the laws of the Commonwealth of Massachusetts.



RAYMOND, JAMES & ASSOCIATES, INC. CUSTODIAN

                         Signature: /s/ Mark W. Cahill
                                    ----------------------
                         Name: Mark W. Cahill
                               ---------------------------

Accepted:

GREENTREE SOFTWARE, INC.

By: /s/ John J. Medico
    ----------------------------
Date: April 23, 1996
      -------------------

                                 SIGNATURE PAGE
                                       TO
                         REGISTRATION RIGHTS AGREEMENT

     Reference is hereby made to that certain Registration Rights Agreement, dated as of April 23, 1996, among Greentree Software, Inc., a New York corporation (the "Company"), and the Holders parties thereto, as amended and in effect from time to time (the "Registration Rights Agreement").

     The undersigned hereby agrees that, from and after the date that the Company countersigned this Signature Page in the space provided therefor below, the undersigned shall become a party to the Registration Rights Agreement. This Signature Page shall take effect and shall become a part of the Registration Rights Agreement immediately upon execution by the undersigned and the Company.

     Executed under seal as of the date set forth below under the laws of the Commonwealth of Massachusetts.


                         AWAD & ASSOCIATES, L.P.


                         By: /s/ Dennison T. Veru, General Partner
                             -------------------------------------
                                 Dennison T. Veru, General Partner
Accepted:

GREENTREE SOFTWARE, INC.

By: /s/ John J. Medico
    ----------------------------
Date: April 30, 1996
      -------------------

                                   SCHEDULE A
                                   ----------


HOLDER                             ADDRESS
- ------                             -------